Other Long-Term Assets (Details) - Schedule of other Assets noncurrent - USD ($) $ in Thousands		Dec. 31, 2019	Dec. 31, 2018
Schedule of other Assets noncurrent [Abstract]
Deferred tax assets		$ 2,808	$ 2,965
Long-term unbilled receivables	[1]	362
Other		2,091	1,327
Total other long term assets		$ 5,261	$ 4,292

[1]	Contract assets relate to unbilled receivables, which represent revenue recognized on arrangements for which billings have not yet been presented to customers because the amounts were earned but not contractually billable as of the balance sheet date, and the right to consideration is generally subject to milestone completion, client acceptance or factors other than the passage of time.